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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of The
                        Securities Exchange Act of 1934

                    Date of Report (Date of earliest event
                           reported): March 24, 2006

                         GSAA Home Equity Trust 2006-3
                         -----------------------------
                      (Exact name of the issuing entity)

                         GS Mortgage Securities Corp.
                          ---------------------------
             (Exact name of depositor as specified in its charter)

                        Goldman Sachs Mortgage Company
                        ------------------------------
              (Exact name of sponsor as specified in its charter)

          Delaware                    333-127620               13-3387389
----------------------------   ------------------------   -------------------
(State or Other Jurisdiction   (Commission File Number)      (IRS Employer
      of Incorporation)                                   Identification No.)

             85 Broad Street, New York, New York                   10004
          ----------------------------------------            ----------------
          (Address of Principal Executive Offices)               (Zip Code)

                                (212) 902-1000
             ----------------------------------------------------
             (Registrant's Telephone Number, Including Area Code)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8      Other Events
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Item 8.01      Other Events
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               On March 24, 2006, GS Mortgage Securities Corp. as depositor
               (the "Depositor"), U.S. Bank National Association, as trustee (the "Trustee"), Deutsche Bank National Trust Company, JPMorgan Chase Bank, National Association and U.S. Bank National Association, each as a custodian (collectively, the "Custodians") and JPMorgan Chase Bank, National Association, as master servicer (in such capacity, the "Master Servicer") and securities administrator (in such capacity, the "Securities Administrator") entered into Amendment No. 1 (the "Amendment") to the GSAA Home Equity Trust 2006-3 Asset-Backed Certificates Series 2006-3 Master Servicing and Trust Agreement, dated as of February 1, 2006. The Amendment is annexed hereto as Exhibit 99.1.

Section 9      Financial Statements and Exhibits
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Item 9.01 Financial Statements and Exhibits.
          ----------------------------------

(a)  Financial statements of businesses acquired.
     --------------------------------------------

     Not applicable.

(b)  Pro forma financial information.
     --------------------------------

     Not applicable.

(c)  Exhibits.
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99.1      Amendment No. 1, dated as of March 24, 2006, to the GSAA Home Equity
          Trust 2006-3 Asset-Backed Certificates Series 2006-3 Master
          Servicing and Trust Agreement.

                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: April 7, 2006

                                       GS MORTGAGE SECURITIES CORP.

                                       By: /s/ Michelle Gill
                                           -----------------------------------
                                           Name:  Michelle Gill
                                           Title: Vice President

                                 Exhibit Index
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Exhibit
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99.1      Amendment No. 1, dated as of March 24, 2006, to the GSAA Home Equity
          Trust 2006-3 Asset-Backed Certificates Series 2006-3 Master
          Servicing and Trust Agreement.